Exhibit 99.1

Vacasa Signs Agreement with Wyndham Destinations
to Acquire Wyndham Vacation Rentals

$162 million deal expands Vacasa’s portfolio to more than 23,000 vacation homes around the globe

PORTLAND, Ore. and ORLANDO, Fla. (July 30, 2019) - Vacasa, North America’s largest vacation rental management platform, and Wyndham Destinations (NYSE:WYND), the global leader in vacation ownership and exchange, announced today that they have entered into a definitive agreement under which Vacasa will purchase Wyndham Vacation Rentals for approximately $162 million. The transaction is expected to close this fall, subject to customary closing conditions.

The purchase, which is complementary to Vacasa’s current inventory, will boost the company’s portfolio to more than 23,000 homes, spanning North America, Central and South America, Europe, and Africa. Signature Wyndham Vacation Rentals regional and local brands under the new Vacasa umbrella will include Hatteras Realty, ResortQuest, ResortQuest Whistler, Smoky Mountains Property Management, Kaiser Realty, Corolla Classic Vacations, and Vacation Palm Springs.

During their 30 years of combined experience, Wyndham Vacation Rentals and Vacasa developed their multi-destination vacation rental companies with local teams in the communities where they operate. Wyndham Vacation Rentals’ homeowners will continue to benefit from industry-leading dynamic pricing, partnerships with top online travel agencies and preferred regional and local brands.

“After conducting a rigorous strategic review process that generated strong interest from multiple parties, we are confident that Vacasa is the ideal buyer,” said Michael D. Brown, president and CEO of Wyndham Destinations. “In the past decade, we grew our vacation rental business to prominent leadership in North America. We determined that selling Wyndham Vacation Rentals is the best option to return value to shareholders and enable the long-term growth of our company through vacation ownership and exchange. We remain so confident in the future of this business and the benefits of a long-term relationship with Vacasa, that we will have an equity interest in Vacasa after the sale.”

In the next 12 months, Vacasa expects to achieve more than $1 billion in gross bookings and an excess of $500 million in net revenue.

“We are excited to partner with the pioneering company in the short-term rental industry that helped make vacation homes popular for so many families around the world,” said Eric Breon, founder and CEO of Vacasa. “Combining Wyndham Vacation Rentals’ decades of operational excellence with Vacasa's next-generation technology will deliver the industry's best vacation rental experiences.”

Vacasa will finance the acquisition through a combination of cash and equity. The sale will be comprised of $45 million cash at closing, up to $30 million of Vacasa equity, and the remaining balance in either seller financing or cash at closing. Vacasa expects to complete the full integration with Wyndham Vacation Rentals by fall 2020. PJT Partners acted as financial advisor and Weil, Gotshal & Manges LLP acted as legal advisor to Wyndham Destinations in connection with the transaction. Wilson Sonsini Goodrich & Rosati acted as legal advisor to Vacasa.

About Vacasa
Vacasa is North America’s largest vacation rental management platform and offers property management and other real estate services directly and through licensed subsidiaries. Leveraging industry-leading technology, Vacasa maximizes revenue for homeowners and its partners, and provides unforgettable experiences for guests. Founded in 2009, Vacasa and its subsidiaries manage a growing portfolio of more than 14,000 vacation homes in the U.S., Europe, Central and South America, and Africa. In 10 years, Vacasa has grown to more than 3,300 employees, has been honored as the Oregon Better Business Bureau Large Business of the Year and was ranked ninth on the Inc. 5000 Fastest-Growing Companies list. For more information, visit www.vacasa.com.

About Wyndham Destinations
Wyndham Destinations, Inc. (NYSE:WYND) believes in putting the world on vacation. As the world’s largest vacation ownership and exchange company, Wyndham Destinations offers everyday travelers the opportunity to own, exchange or rent their vacation experience while enjoying the quality, flexibility and value that Wyndham delivers. The company’s global presence in approximately 110 countries means more vacation choices for its four million members and owner families, with more than 220 resorts which offer a contemporary take on the timeshare model - including vacation club brands Club Wyndham®, WorldMark® by Wyndham, and Margaritaville Vacation Club® by Wyndham - 4,300+ affiliated resorts through RCI, the world’s leader in vacation exchange, and 9,000 rental properties from coast to coast through Wyndham Vacation Rentals, a professional manager of vacation rental properties. Year after year, a worldwide team of 25,000 associates delivers exceptional vacation experiences to families around the globe as they make memories to last a lifetime. At Wyndham Destinations, our world is your destination. Learn more at WyndhamDestinations.com. Connect with us on Twitter: @WynDestinations; Facebook: @WyndhamDestinations; Instagram: @WyndhamDestinations; YouTube: @WyndhamDestinations; and LinkedIn: @WyndhamDestinations.

Forward-Looking Statements
This press release includes “forward-looking statements” as that term is defined by the Securities and Exchange Commission (“SEC”). Forward-looking statements are any statements other than statements of historical fact, including statements regarding our expectations, beliefs, hopes, intentions or strategies regarding the future. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” “future” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those discussed in, or implied by, the forward-looking statements. The forward-looking statements contained in this press release include statements about our plans and strategies and future events, including Vacasa’s acquisition of Wyndham Vacation Rentals; the anticipated timing of the closing of the transaction; and the company’s expectations with respect to future revenue resulting from the company’s equity interest in Vacasa after the transaction among other things. These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this press release, including among others: (1) the conditions to the completion of the transactions contemplated by the definitive agreement may not be satisfied, or the regulatory approvals required for such transactions may not be obtained on the terms expected, on the anticipated schedule, or at all; (2) closing of the transactions contemplated by the definitive agreement may not occur or may be delayed, including for reasons beyond Wyndham Destinations, Inc.’s control; (3) our ability to execute on our strategy; (4) the risk that the disposition of Wyndham Vacation Rentals may not prove successful and could result in operating difficulties; and (5) other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the company’s periodic filings with the SEC. Although the company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this press release. Except as required by law, the company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events or otherwise.
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Media Contacts:

Sarah Tatone
Head of Communications & PR, Vacasa
Sarah.Tatone@vacasa.com
(971) 264-1919

Steven Goldsmith, Public Relations
Wyndham Destinations
Steven.Goldsmith@wyn.com
(407) 626-5882

Web Resources:

Vacasa
Twitter: @Vacasarentals
Facebook: @Vacasa
Instagram: @Vacasa
YouTube: @Vacasa
LinkedIn: @Vacasa

Wyndham Destinations
Twitter: @WynDestinations
Facebook: @WyndhamDestinations
Instagram: @WyndhamDestinations
YouTube: @WyndhamDestinations
LinkedIn: @WyndhamDestinations